UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	1-04482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9201 East Dry Creek Road, Centennial, CO 80112
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.07.              Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Arrow Electronics, Inc. (the “Company”) was held on May 10, 2018. The proposals are described in the Company’s Proxy Statement in connection with the 2018 Annual Meeting of Shareholders. As of the record date, there were a total of 87,633,886 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting 79,555,187 shares of common stock were represented in person or by proxy.  Therefore, a quorum was present.

Proposal 1 — Election of directors

The number of directors is fixed at nine and the following persons were nominated to serve, and were elected, as directors of the Company. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	74,066,798	2,627,798	2,860,591
Philip K. Asherman	75,478,171	1,216,425	2,860,591
Steven H. Gunby	76,478,519	216,077	2,860,591
Gail E. Hamilton	75,848,036	846,560	2,860,591
Richard S. Hill	64,670,668	12,023,928	2,860,591
M.F. (Fran) Keeth	74,398,276	2,296,320	2,860,591
Andrew C. Kerin	75,359,859	1,334,737	2,860,591
Michael J. Long	73,307,154	3,387,442	2,860,591
Stephen C. Patrick	73,740,673	2,953,923	2,860,591

Proposal 2 —  The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018

The shareholders were asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 75,884,663 shares voting for, 3,656,565 shares voting against, and 13,959 shares abstaining.

Proposal 3 — Advisory vote on executive compensation

    The shareholders were asked to approve, on an advisory basis, the compensation paid to the Company’s executive officers, as described in the Company’s Proxy.  The proposal was passed by the shareholders with 68,034,903 shares in favor, 8,444,407 shares against, 215,286 shares abstaining, and 2,860,591 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 10, 2018	By:	/s/ Gregory Tarpinian
Name: Gregory Tarpinian
Title: Senior Vice President & Chief Legal Officer